Exhibit 10.1

TERMINATION OF THE DEVELOPMENT, COMMERCIALIZATION

AND

LICENSE AGREEMENT

MADE BETWEEN VERNALIS (R&D) LIMITED

Portions of this Exhibit have been omitted and filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

TERMINATION OF THE DEVELOPMENT, COMMERCIALIZATION AND LICENSE AGREEMENT MADE BETWEEN VERNALIS (R&D) LIMITED (THEN BRITISH BIOTECH PHARMACEUTICALS LIMITED) AND IMMUNOGEN INC, ON 4TH MAY 2000.

This Termination Agreement (this “Agreement”) is effective as of January 7, 2004 (the Termination Effective Date”), by and between ImmunoGen, Inc. (“ImmunoGen”), a Massachusetts corporation with a principal place of business at 128 Sidney Street, Cambridge, MA 02139, U.S.A and Vernalis (R&D) Limited (“Vernalis”), an English corporation with a principal place of business at Oakdene Court, Winnersh, Berkshire, RG41 5UA, United Kingdom.

WHEREAS, ImmunoGen and Vernalis have previously entered into a Development, Commercialization and License Agreement dated as of May 4, 2000, as supplemented by a letter agreement (the “Letter Agreement”) dated as of August 2, 2002 (as so supplemented, the “Existing Agreement”); and

WHEREAS, ImmunoGen and Vernalis wish to terminate the Existing Agreement effective as of the Termination Effective Date, and wish to set forth herein the mutual understanding of the parties as to the consequences of such termination.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1.                                       Defined terms in the Existing Agreement shall be deemed to have the same meaning herein.

In addition the following terms shall have the following meanings:

“Contingent Payment” means (a) *****(*****) if ***** patients have been enrolled to the US Study prior to 30th June 2004 and (i) not all of those patients have been completed at 30th June 2004 or (ii) all of those patients have been completed and there is ***** or (b) *****(*****) if enrolment of the first ***** patients to the US Study has not completed by 30th June 2004.

“Compound Supply Batch” means the batch of P009031001 sent to Vernalis by ImmunoGen as described on the invoice attached hereto as Exhibit A and incorporated herein by reference.

“Compound Supply Payment” means  *****.

“UK Study” means the ongoing UK phase I daily dosing study (C10/IVB/002)

“US Study” means the ongoing US phase II weekly dosing study (C10/IVB/001)

References to dollars are to US dollars.  References to ***** shall be interpreted in accordance with the protocol for US Study.  A patient shall be deemed to be enrolled when he/she has received his/her first dose of Licensed Compound.

2.                                       Vernalis and ImmunoGen hereby terminate the Existing Agreement with effect from the Termination Effective Date.  Such termination is subject to the terms of this Agreement.  In deciding to effect such termination, both parties have taken into account the other provisions of this Agreement.  Except as otherwise expressly provided in this Agreement, as of the Termination Effective Date, all rights, obligations, and licenses of the parties under the Existing Agreement shall terminate and be of no further force and effect.  In connection therewith, effective as of the Termination Effective Date, each of ImmunoGen and Vernalis hereby releases the other and its respective officers, employees, Affiliates and agents from any and all claims, actions or causes of action by it and arising from or related to the Existing Agreement, the transactions contemplated thereby or the termination thereof; provided, that, this Section 2 shall not be interpreted to release either ImmunoGen or Vernalis from any obligation expressly set forth in this Agreement, including, without limitation, their respective continuing obligations set forth in clause 10 below.

3.                                       Vernalis shall use all reasonable efforts to complete the UK Study no later than ***** and to make a preliminary report on the results to ImmunoGen no later than ***** (*****) ***** after the last patient last visit for the UK Study in accordance with the protocol therefor.

4.                                       Vernalis shall use all reasonable efforts to complete the enrolment to the US Study of the initial ***** patients (as contemplated by the protocol for the US Study) by 30th June 2004.  Such reasonable efforts shall consist solely of keeping open all of the sites that are open as at 1st December 2003 and making at least ***** per site between 1st January 2004 and 30th June 2004 and making a preliminary report on the results to ImmunoGen no later than ***** (*****) ***** after the earlier   of (a) completion of the last patient last visit for the first ****** patients enrolled to the US Study and (b) 30th June 2004.

5.                                       Vernalis is permitted to sub-contract the performance of any work to be carried out by Vernalis under this Agreement to any third party or third parties of Vernalis’ choosing, provided that Vernalis shall remain primarily responsible to ImmunoGen for the performance of any such third party or third parties.

6.                                       Vernalis’s final obligations as regards the US Study shall depend on the status of the US Study as at 30th June 2004:

6.1         if ***** patients complete the US Study prior to 30th June 2004 but there are ***** then Vernalis shall terminate the US Study, following which its only obligations shall be to report the results to ImmunoGen as described in clause 4 of this Agreement.

6.2         if (a) ***** patients complete the US Study prior to 30th June 2004 and there is at ***** or (b) enrolment of the first ***** patients to the US Study has completed by 30th June 2004 but not all such patients have been completed at that date (regardless of whether there have been *****), or (c) enrolment of the first ***** patients to the US Study does not complete (regardless of whether there have been *****), Vernalis shall immediately transfer all responsibilities, including the IND and sponsorship of the US Study, to ImmunoGen or its nominee (so that ImmunoGen can then complete the US Study, or terminate it, as it sees fit), and Vernalis shall  provide such documentation and execute such documents as may be reasonably necessary to effect such transfer to ImmunoGen and, following this, Vernalis shall have no further obligations in respect of the US Study. Documents shall only qualify as ‘reasonably necessary’ in this context if ImmunoGen has made a request in writing to Vernalis, no later than *****, that Vernalis supply such documents to ImmunoGen. In addition, upon request from ImmunoGen, the parties shall discuss in good faith the possibility of entering into a consulting agreement containing commercially reasonable terms relating to certain consulting services to be performed by medically qualified persons in connection with ImmunoGen’s conduct of the US Study post 30 June 2004.  If the parties do not enter into such a consulting agreement, Vernalis shall, if requested by ImmunoGen, suggest to ImmunoGen a third party consultant who ImmunoGen may wish to use for such purposes.

7.                                       ImmunoGen shall supply Vernalis with the Compound Supply Batch in accordance with the Specifications. If Vernalis requires any further supplies of Licensed Compound in order for Vernalis to carry out its obligations under clauses 3 and 4 above then ImmunoGen shall supply the same in accordance with the Letter Agreement.   Clauses 22.5 to 22.9, 23, 25.1, 25.2, 26 and 28 of the Existing Agreement shall apply to such supply save that in no circumstances shall Vernalis be obliged to make any payment to ImmunoGen under such clauses and if there is any conflict between the terms of this Agreement and such clauses then this Agreement shall prevail.

8.                                       Vernalis acknowledges and agrees that ImmunoGen has sent Vernalis the invoice for the Compound Supply Payment attached hereto as Exhibit A and incorporated herein by reference.  Vernalis shall use all reasonable endeavours to expedite the procedures for the release of the Compound Supply Batch and shall pay ImmunoGen the Compound Supply Payment within ***** (*****) ***** of such release by Vernalis. If release is not ***** then the parties shall meet and discuss in good faith a resolution of such issues.  Vernalis shall also pay ImmunoGen the Contingent Payment if (and only if) any of the scenarios set out in clause 6.2 occur. Vernalis shall not make the Contingent Payment if ***** patients complete the US Study by 30 June 2004 and there are not ***** amongst such patients.  Vernalis shall make such payment (if applicable) within 30 days of ImmunoGen sending Vernalis an invoice therefore (such invoice to be dated 30th June 2004 or thereafter).   In connection therewith (a) Vernalis acknowledges and agrees that ImmunoGen has paid to Vernalis any and all amounts due and payable by ImmunoGen to Vernalis under the Existing Agreement, and (b) ImmunoGen acknowledges and agrees that, other than with respect to the payment of the Compound Supply Payment and (if applicable) the Contingent Payment as described in this clause 8, Vernalis has paid to ImmunoGen any and all amounts due and payable by Vernalis to ImmunoGen under, or in connection with, the Existing Agreement.

9.                                       Neither party shall make any public announcements, either written, oral or in any medium relating to the Existing Agreement, this Agreement, or Licensed Compound without the consent of the other party (such consent not to be unreasonably withheld).  Nothing in the foregoing however shall prohibit a party from making disclosures to the extent required under applicable federal or state securities laws or any rule or regulation of any nationally recognised securities exchange, provided same is accurate and complete.

10.                                 Clauses 47.2.1, 47.2.2, 47.2.4 (effect of termination), 53 (other than 53.3) (confidentiality) and 56 (standstill) of the Existing Agreement shall survive termination of the Existing Agreement.

11.                                 This Agreement shall be governed by and construed and interpreted in accordance with the Laws of the State of New York and the parties submit to the jurisdiction of the State or Federal courts  located in the City of New York, New York, which courts have exclusive jurisdiction in respect thereof.

This agreement has been executed on the 7thJanuary 2004

Executed by Vernalis (R&D) Limited acting by	/s/ Simon Sturge
Director

Executed by ImmunoGen, Inc acting by	/s/ Mitchel Sayare
Chief Executive Officer

Exhibit A

*****

Portions of this Exhibit have been omitted and filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.